Exhibit 10.21

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT made as of this 3rd day of June, 2013 by NRFC CLINTON HOLDINGS, LLC, a Delaware limited liability company with an address at c/o NorthStar Realty Finance, 399 Park Avenue, 18th floor, New York, New York 10022 Attn: Ronald J. Lieberman, Esq., Executive Vice President and General Counsel (“Mortgagor”), to WEBSTER BANK, NATIONAL ASSOCIATION, a national bank having its principal place of business at 145 Bank Street, Waterbury, Connecticut (hereinafter called “Mortgagee”).

WHEREAS, Mortgagor is the present owner of the property described in Schedule “A” attached hereto (hereinafter called the “Property”); and

WHEREAS, Mortgagee holds or is about to become the holder of a mortgage dated as of the date hereof, executed by Mortgagor encumbering said Property (the “Mortgage”), securing payment of a note to Lender from Mortgagor in the principal sum of $7,875,000 (the “Note”) (the loan which is the subject of the Note is hereinafter referred to as the “Loan”); and

WHEREAS, part or all of said Property has been or will be leased pursuant to the lease identified in Schedule B; and

WHEREAS, Mortgagee, as a condition of making the Loan, has required an assignment of said leases and the rentals from the Property to Mortgagee.

NOW THEREFORE, in consideration of the making of said mortgage Loan and of the sum of One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged by Mortgagor,

1.          Assignment. Subject to the provisions of this Assignment, to the extent permitted by applicable law, Mortgagor hereby assigns, transfers and sets over to Mortgagee the lease or leases identified in Schedule “B” attached hereto, if any, and whether or not so identified, any and all leases, rentals or occupancy agreements for the use and occupancy of any part or all of said Property which are now in existence or which may exist at any time or times in the future during the term of this Assignment, and any renewals or extensions thereof, whether or not recorded (all of which present and future leases, rentals and occupancy agreements, whether or not identified in Schedule “B”, are made subject to this Assignment and are hereinafter referred to and included in this agreement within the term “leases”), intending hereby to assign to Mortgagee all of the Mortgagor’s interest in said leases, and to the extent permitted by applicable law, all rents, income and profits arising therefrom. Mortgagor acknowledges and agrees that any and all lease termination payments made by tenants identified in Schedule “B” attached hereto, and whether or not so identified, shall be paid directly to Mortgagee by any tenant making such termination payment, and after an Event of Default that has not been waived or cured with the written consent of the Mortgagee, such termination payments shall be applied by Mortgagee as provided in the loan documents executed in connection herewith; otherwise, such termination payments shall be held by Mortgagee and applied to pay brokerage commissions and tenant fit-up work for new tenants under leases approved by Mortgagee.

2.          Obligations Secured. This Assignment is given as security for (a) payment of any and all indebtedness due Mortgagee which is secured by the aforesaid Mortgage or as such indebtedness on said Mortgage may be modified (all of which are hereinafter referred to and included within the term “Mortgage”); (b) payment of all other sums with interest thereon becoming due and payable under the provisions hereof or under the provisions of the Mortgage, the Note (or any other note evidencing the Loan), the Commercial Loan Agreement and the other loan documents of even date herewith (which Mortgage, Note, Commercial Loan Agreement and other loan documents are individually and collectively referred to herein as the “Loan Documents”); and (c) performance and discharge of any and all obligations, covenants, representations and agreements of Mortgagor contained herein and in the Mortgage, the Note secured thereby, the Commercial Loan Agreement, the other Loan Documents and any other instrument evidencing or securing the Loan.

3.          Representation by Mortgagor. Mortgagor hereby represents, to the best of its knowledge, that, as to the lease identified in Schedule “B”, as follows: (a) the lease is valid and enforceable; (b) the terms thereof are as set forth in the copy of said lease delivered to Mortgagee; (c) to the best of the Mortgagor’s knowledge, except as disclosed in an estoppel delivered to Mortgagee, neither landlord nor tenant under said lease are not in default in any respect thereunder; (d) neither the lease nor any rents thereunder are subject to any assignment by Mortgagor other than to Mortgagee; (e) other than as set forth in any such lease, no rent has been anticipated or prepaid by more than thirty (30) days prior to due date or accrual; (f) other than as disclosed to Mortgagee, in writing, the tenant has claimed any defense, offset or counterclaim affecting the payment of rent or performance of the tenant’s other obligations thereunder; and (g) Mortgagor has good right and authority to assign the same to Mortgagee.

4.          Covenants by Mortgagor. Mortgagor hereby covenants and agrees that, as to all present and future leases, it will not, without Mortgagee’s prior written consent: (a) other than as contemplated within any such leases, accept any prepayment of rent more than thirty (30) days prior to due date or accrual; (b) reduce the rent (except in connection with an extension of the term of the applicable lease) or otherwise amend, modify or alter said lease in any material way; (c) surrender, cancel or terminate the same; (d) pledge, mortgage or assign any lease or rent thereunder as security for any obligation; (e) assign any lease or rent thereunder except in connection with a conveyance of said Property and then only if expressly made subject to this Assignment; (f) knowingly violate or default in performance of any material provision thereof; (g) knowingly consent to or permit any violation, default, cancellation, surrender, termination, abandonment, assignment or subletting of its lease by any tenant (except as to any assignment or subletting which does not require Mortgagor’s consent or to which Mortgagor’s consent is not required under the terms of the applicable lease).

5.          Additional Covenants by Mortgagor. Mortgagor hereby covenants and agrees that as to all present and future leases, it will: (a) deliver to Mortgagee executed or conformed copies of all leases or other instruments affecting said Property on request by Mortgagee: (b) give prompt notice to Mortgagee of any material alleged default by either Mortgagor or tenant under any lease, with a copy of any notice of alleged default given by either Mortgagor or tenant; (c) enforce, short of termination of the lease, the performance of all obligations of the tenant, at Mortgagor’s expense.

6.          Rent Payment to Mortgagor. So long as there has been no Event of Default (as defined in the Mortgage) in any payment or obligation secured hereby, Mortgagor may receive, collect and enjoy the rents, income and profits from said Property, but as a trust fund for payment of

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the mortgage principal and interest, taxes, assessments, insurance premiums, and maintenance and utility charges relating to said Property before using the same for any other purposes.

7.          Mortgagee’s Rights. Upon or at any time after and during the continuance of an Event of Default, Mortgagee may, at its option, enter upon the Property, collect and receive any and all rents or income therefrom, take possession of the Property, operate and manage the same, make repairs and alterations and do all things that Mortgagor might do with respect to said Property, without limitation.

8.          Rent Payment to Mortgagee. Upon and during the continuance of any Event of Default, written demand on any tenant by Mortgagee for payment of rent to Mortgagee shall be sufficient warrant to said tenant to pay rent to Mortgagee without necessity for consent by Mortgagor, or evidence of a default by Mortgagor, and Mortgagor hereby directs and requires all tenants on said Property to honor this Assignment and comply with any such demand by Mortgagee until written notice by Mortgagee to the tenant to resume rent payments to Mortgagor.

9.          Application of Rents. Mortgagee may apply any rents received by it hereunder to the payment of (a) all proper expenses pertaining to the operation and management of the Property, including, without limitation, taxes, assessments, liens, insurance premiums, repairs and alterations, with interest, and (b) the obligations secured hereby and all costs and reasonable attorney’s fees, in such manner and order of priority as Mortgagee may in its sole discretion determine, any law or custom to the contrary notwithstanding.

10.         Indemnity. Mortgagor hereby indemnifies and agrees to save Mortgagee harmless from any liability or expense properly incurred by Mortgagee hereunder or under any lease (excepting only any liability or expense resulting directly from Mortgagor’s gross negligence or willful misconduct), and agrees to reimburse Mortgagee for any such expense, with interest, on demand.

11.         Effect. Any action by Mortgagee hereunder shall not constitute a waiver of or be deemed to cure any default by Mortgagor under any note, mortgage or other instrument, and shall not affect or prejudice any other rights or remedies of Mortgagee, which may be exercised by Mortgagee prior to, concurrently with or subsequent to action hereunder; and any action by Mortgagee under any note, mortgage or other instrument, or the release of any party liable thereunder, or any extension or indulgence with respect thereto, shall not affect or prejudice Mortgagee’s rights hereunder. Nothing herein or action by Mortgagee hereunder shall diminish Mortgagor’s obligations under any lease or impose any obligation upon Mortgagee with respect thereto.

12.         Assignment by Mortgagee; Foreclosure. Mortgagee may assign the Mortgagor’s interest in said leases to any subsequent holder of said mortgage or to any party who acquires title to said Property in foreclosure. No assignee of the Mortgagee’s interest in said leases after a foreclosure of said mortgage shall be liable to account to Mortgagor for any rents or income thereafter accruing.

13.         Default. Any default by Mortgagor hereunder not cured within any applicable grace period, or any breach or violation of any representation or covenant herein, shall, if not cured within thirty (30) days after notice thereof shall have been given to Mortgagor, at the option of Mortgagee constitute an Event of Default under the Commercial Loan Agreement by and among the Mortgagor, the Mortgagee and other parties thereto of even date herewith and under the Mortgage,

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as if the provisions hereof were fully set forth in said Commercial Loan Agreement and said Mortgage, entitling Mortgagee to all rights and remedies therein contained.

14.         Termination. This Agreement shall continue in full force and effect until full payment of all indebtedness secured hereby, as evidenced by the recording of a full release of the Mortgage without the recording on the same date of another mortgage securing the Loan or a modification or amendment thereto to Mortgagee affecting said Property, at which time this Assignment shall terminate and be void and of no effect without necessity for any further instrument.

15.          Succession. This Assignment is binding upon Mortgagor and any subsequent owner of said Property or any part thereof, and is binding upon and inures to the benefit of Mortgagee, its successors and assigns, and any subsequent holder of said Mortgage.

THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK

SIGNATURE PAGES TO FOLLOW

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IN WITNESS WHEREOF, Mortgagor has caused this Assignment to be executed, sealed and delivered the day and year first above written.

Signed, Sealed and Delivered

in the Presence of

NRFC CLINTON HOLDINGS, LLC
a Delaware limited liability company

By:	NORTHSTAR REALTY HEALTHCARE, LLC,
a Delaware limited liability company

	By:	NRFC HEALTHCARE HOLDING
COMPANY, LLC,
a Delaware limited liability company

		By:	NRFC SUB-REIT CORP.,
a Maryland corporation

			By:	/s/ Ronald J. Lieberman
Executive Vice President,
General Counsel and
Secretary